UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2003
                                                         -----------------

                                NCRIC Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                              0-25505               52-2134774
-----------------------------        ------------------         ----------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                              20007
----------------------------------------                              -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following Exhibit is attached as part of this report:

         99.1     Press Release of NCRIC Group, Inc. dated November 12, 2003

Item 12. Results of Operations and Financial Condition

         On November 12, 2003, NCRIC Group, Inc. issued a press release relating to its quarterly earnings for the quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        NCRIC GROUP, INC.



DATE: November 19, 2003             By: /s/ Rebecca B. Crunk
                                        ----------------------------------------
                                        Rebecca B. Crunk
                                        Senior Vice President and Chief
                                        Financial Officer


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                                  EXHIBIT INDEX

        Exhibit No.                      Description

          99.1        Press Release of NCRIC Group, Inc. dated November 12, 2003